UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders	1

SIGNATURES	3

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 7, 2014. At such meeting, 30,651,281 shares of our common stock were represented in person or by proxy, which was equal to 82.81% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the results of the vote were as follows:

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The nine directors listed below were elected to one-year terms, which will expire at the 2015 Annual Meeting of Shareholders.

	Number of Shares
Nominee	For	Against	Abstain
Austin A. Adams	27,825,222	225,789	236,296
Robert P. Carrigan	27,927,319	131,669	228,319
Christopher J. Coughlin	27,326,326	727,249	233,732
James N. Fernandez	27,849,722	203,091	234,494
Paul R. Garcia	27,850,791	207,727	228,789
Anastassia Lauterbach	27,911,361	148,377	227,569
Thomas J. Manning	27,883,764	175,657	227,886
Sandra E. Peterson	27,619,769	436,418	231,120
Judith A. Reinsdorf	27,903,837	156,025	227,445

There were 2,363,974 Broker Non-Votes on Proposal No. 1 relating to each director.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm was ratified as follows: 30,174,255 voted in favor; 270,363 voted against; and 206,663 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

(SAY ON PAY)

The advisory vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved as follows: 27,136,037 voted in favor; 800,572 voted against; and 350,698 abstained.

There were 2,363,974 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4

SHAREHOLDER PROPOSAL REQUESTING OUR BOARD TO ADOPT A POLICY, AND TO

AMEND OUR GOVERNING DOCUMENTS AS NECESSARY TO REFLECT THE POLICY, TO

REQUIRE THAT OUR CHAIRMAN OF THE BOARD BE AN INDEPENDENT DIRECTOR

The proposal requesting our Board of Directors to adopt a policy, and to amend our governing documents as necessary to reflect the policy, to require that our Chairman of the Board be an independent director was not approved as follows: 7,192,642 voted in favor; 20,817,145 voted against; and 277,520 abstained.

There were 2,363,974 Broker Non-Votes on Proposal No. 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE: May 12, 2014